UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported)April 20, 2012

Fixed Income Client Solutions LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	333-171670	27-4404514
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification No.)

Fixed Income Client Solutions LLC 214 N. Tryon Street, Suite 2636 Charlotte, North Carolina	28202
(Address of Principal Executive Offices)	(Zip Code)

Telephone number, including area code	(877) 421-7858

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 9 - Financial Statements and Exhibits

Item 9.01(d)Exhibits.

The following are filed as Exhibits to this Report.

Exhibit 5.1	Opinion of Chapman and Cutler LLP with respect to legality of the Trust Certificates.

Exhibit 8.1	Opinion of Chapman and Cutler LLP with respect to tax matters.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fixed Income Client Solutions LLC

By: /s/ James Whang
Name: James Whang
Title: Treasurer

April 20, 2012

Exhibit Index

Exhibit No.	Description

Exhibit 5.1	Opinion of Chapman and Cutler LLP with respect to legality of the Trust Certificates.

Exhibit 8.1	Opinion of Chapman and Cutler LLP with respect to tax matters.